SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 26, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)



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Item 3.  Bankruptcy or Receivership.

         On August 26, 2003, United Pan-Europe Communications N.V. (the "Company") announced that on August 26, 2003, the Dutch Supreme Court (Hoge
Raad) (the "Supreme Court") rejected the appeal of the ratification of a proposed plan of compulsory composition (the "Akkoord"). The Supreme Court was the final point of appeal in relation to the ratification of the Akkoord.

         As previously reported, on December 3, 2002, the Company commenced a voluntary Chapter 11 case in the United States Bankruptcy Court for the Southern District of New York (Case No. 02-16020). Simultaneously with the commencement of the Chapter 11 case, the Company also voluntarily commenced a moratorium of payments in The Netherlands under Dutch bankruptcy law and filed the Akkoord with the Amsterdam Court (Rechtbank) (the "District Court") under the Dutch Faillissementswet. On March 13, 2003, the District Court ratified the Akkoord in a written decision. The decision of the District Court was appealed. On April 15, 2003, the Dutch Court of Appeals (the "Court of Appeals") confirmed the judgment by the District Court of March 13, 2003, ratifying the Akkoord and dismissing all complaints and grounds for appeal. The decision of the Court of Appeals was appealed to the Supreme Court.

         On August 26, 2003, the Company also announced that it is officially out of the suspension of payments or moratorium procedure in The Netherlands and will emerge from restructuring and expects to list the newly formed financial holding company, UGC Europe, Inc. ("UGC Europe"), on the Nasdaq National Market on September 3, 2003, under the ticker symbol "UGCE." It is expected that former bondholders of the Company and holders of the Company's American Depositary Receipts will be able to trade their UGC Europe shares as of September 3, 2003.

         The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

         This Current Report on Form 8-K (this "Report") and the Press Release contain forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management's beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, many of which are beyond the Company's control. The Company's actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These forward-looking statements relate to the Company's future plans, objectives, expectations and intentions. These forward-looking statements may be identified by the use of words such as "believes," "expects," "may," "will," "would," "should," "seeks," "pro forma," "anticipates" and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to restructure its outstanding indebtedness on a satisfactory and timely basis; the ability of the Company to consummate the Plan under the U.S. Bankruptcy Code and the Akkoord under the Dutch Bankruptcy Code; as well as other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report or the Press Release.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          Exhibit Number      Description
          --------------      -----------

          99.1 Press Release of United Pan-Europe Communications N.V. dated August 26, 2003 announcing the Dutch Supreme Court's dismissal of the Akkoord appeal


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                By: /s/ Anton M. Tuijten
                                   --------------------------------------------
                                   Name:    Anton M. Tuijten
                                   Title:   Member of the Board of Management
                                            and General Counsel



Date:  August 27, 2003


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                                  EXHIBIT INDEX

Exhibit Number           Description
--------------           ------------

99.1                     Press Release of United Pan-Europe Communications N.V.
                         dated August 26, 2003 announcing the Dutch Supreme Court's dismissal of the Akkoord appeal